SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                August 13, 2001
                       (Date of Earliest Event Reported)


AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                              13-3521640
         (Commission File                         (IRS Employer
         Number)                                  Identification No.)


         Airplanes Limited                        Airplanes U.S. Trust
         22 Grenville Street                      1100 North Market Street
         St. Helier                               Rodney Square North
         Jersey, JE4 8PX                          Wilmington, Delaware
         Channel Islands                          19890-0001
         (011 44 1534 609 000)                    (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
                      Registrants' Principal Executive Offices)

Item 5.           Other Events


     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated August 13, 2001, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  AIRPLANES LIMITED


Date: August 13, 2001                             /s/ Roy M. Dantzic*
                                                  -------------------
                                                  Director and Officer


Date: August 13, 2001                             AIRPLANES U.S. TRUST


                                                  /s/ Roy M . Dantzic*
                                                  --------------------
                                                  Controlling Trustee
                                                  and Officer


                                                  *By: /s/ Michael Walsh
                                                  ----------------------
                                                       Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A       -        Report to Certificateholders
Exhibit B       -        Power of Attorney for Airplanes Limited
Exhibit C       -        Power of Attorney for Airplanes U.S. Trust